Exhibit 10.38

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of February 2, 2007, is made and entered into by EQUINIX, INC., a Delaware corporation (“Guarantor”), in favor of SFT I, INC., a Delaware corporation (“Lender”).

WHEREAS, CHI 3, LLC, a Delaware limited liability company (“Borrower”), and Lender have entered into that certain Development Loan and Security Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the “Loan Agreement”).

WHEREAS, Lender has required, as a condition to making the Loan and entering into and executing the Loan Agreement and the other Loan Documents, that Guarantor enter into this Guaranty.

WHEREAS, Guarantor directly or indirectly owns all of the ownership interests in the Borrower and will benefit from the making of the Loan and the financial accommodations extended to Borrower pursuant to the Loan Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration for the extension of credit and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, and to induce Lender to extend credit to Borrower, Guarantor does hereby unconditionally, absolutely, and irrevocably guarantee to Lender, its successors and assigns, the due payment, fulfillment and performance of the Guaranteed Obligations (as hereinafter defined) and shall be liable for the Guaranteed Obligations as a primary obligor. This Guaranty is made upon the following terms and conditions:

1. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement. As used herein, the term “Guaranteed Obligations” means the full, complete and punctual observance, performance, payment and satisfaction of all of the obligations of Borrower to (a) pay Costs pursuant to Section 11.13(B) of the Loan Agreement, (b) pay and perform the Borrower’s Obligations (as defined in the Loan Agreement) in the event of the occurrence of any of the events, conditions, circumstances or occurrences set forth in Sections 11.13(A)(a), 11.13(A)(b), 11.13(A)(c), 11.13(A)(d) or 11.13(A)(e) of the Loan Agreement, and (c) at any time prior to the Initial Maturity Date in the event a Rate Cap/Swap Agreement has not been entered into by Borrower and pledged to Lender pursuant to Section 5.20 of the Loan Agreement, pay the monthly interest payment due on each Payment Date but only on that portion of the interest due to the extent the Base Rate exceeds nine percent (9%) per annum. The failure by Guarantor to pay or perform any Guaranteed Obligations or any other covenant, agreement or obligation of Guarantor under this Guaranty or the inaccuracy when made, or deemed made, of any representations, certifications and warranties of Guarantor in this Guaranty or in any certificate, agreement or document provided by, or on behalf of Guarantor, pursuant to this Guaranty or any of the other Loan Documents shall constitute an “Event of Default” for purposes of this Guaranty and the Loan Agreement.

2. Continuing Guaranty. This is an irrevocable, absolute, continuing guaranty of payment and performance. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to the Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after Guarantor’s dissolution (in which event this Guaranty shall be binding upon Guarantor’s successors and assigns). It is the intent of Guarantor that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully, finally and indefeasibly satisfied, such obligations and liabilities shall not be discharged or released in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of Guarantor. Each and every default in payment of any amounts due or performance of any obligation required under this Guaranty shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises, or, in the discretion of Lender, may be brought as a consolidated suit or suits. This is a guaranty of payment and performance and not of collection.

3. Waivers.

(a) Guarantor hereby assents to all terms and agreements heretofore or hereafter made by Borrower with Lender, and, except as such waiver may be expressly prohibited by law, waives notice of:

(i) Any loans or advances made by Lender to Borrower under the Loan Documents;

(ii) The present existence or future incurring of any of the indebtedness pursuant to the Note or any future modifications thereof or any terms or amounts thereof or any Guaranteed Obligations or any terms or amounts thereof;

(iii) The obtaining or release of any guaranty or surety agreement (in addition to this Guaranty), pledge, assignment, or other security for any of the indebtedness evidenced by the Note, or any Guaranteed Obligations; and

(iv) Notice of protest, default, notice of intent to accelerate and notice of acceleration in relation to any instrument relating to the indebtedness evidenced by the Note or any Guaranteed Obligations.

(b) Guarantor hereby waives any rights and defenses which such Guarantor might have as a result of any representation, warranty or statement made by Lender or its agents to such Guarantor in order to induce Guarantor to execute this Guaranty and further waives any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor.

(c) Upon a default by Borrower, Lender in its sole discretion, without prior notice to or consent of Guarantor, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Loan, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Loan or any part of it or make any other accommodation with Borrower or Guarantor, or (iv) exercise any other remedy against Borrower or any security. No such action by Lender shall release or limit the liability of Guarantor, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Borrower for any sums paid to Lender, whether contractual or arising by operation of law or otherwise. Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Loan.

(d) Regardless of whether Guarantor may have made any payments to Lender, until the Loan is indefeasibly paid in full and except as set forth in Section 10 hereof, Guarantor hereby waives: (i) all rights of subrogation, indemnification, contribution and any other rights to collect reimbursement from Borrower or any other party for any sums paid to Lender, whether contractual or arising by operation of law (including the Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that Lender may have against Borrower, and (iii) all rights to participate in any security now or later to be held by Lender for the Loan.

(e) Guarantor further waives any defense to the recovery by Lender against Guarantor of any deficiency or otherwise to the enforcement of this Guaranty or any security for this Guaranty based upon Lender’s election of any remedy against Guarantor or Borrower, including the defense to enforcement of this Guaranty by virtue of any “anti-deficiency” statutes and their application following a non-judicial foreclosure sale.

(f) Without limiting the foregoing or anything else contained in this Guaranty, Guarantor waives all rights and defenses that Guarantor may have because Borrower’s Loan is secured by real property. This means, among other things:

(i) That Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and

(ii) If Lender forecloses on any real property collateral pledged by Borrower: (x) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (y) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.

This subsection 3(f) is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s Loan is secured by real property.

(g) Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guarantied obligation may adversely affect Guarantor’s right of subrogation and reimbursement against Borrower.

4. Events and Circumstances Not Reducing or Discharging Guarantor’s Obligations. Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights and defenses (excluding the rights to notice, if any, as herein provided or as required by law) which Guarantor might have otherwise as a result of or in connection with any of the following:

(a) any and all extensions, modifications, adjustments, indulgences, forbearances or compromises that might be granted or given by Lender to Borrower, including, without limitation, any and all amendments, modifications, supplements, extensions or restatements of any of the Loan Documents;

(b) the insolvency, bankruptcy, rearrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower or any other party at any time liable for the payment of all or part of the indebtedness evidenced by the Note or any Guaranteed Obligations; or any dissolution, consolidation or merger of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the ownership, partners or members of Borrower or Guarantor;

(c) the invalidity, illegality or unenforceability of all or any part of the indebtedness evidenced by the Note or any Guaranteed Obligations, or any document or agreement executed in connection with the indebtedness evidenced by the Note or any Guaranteed Obligations, for any reason whatsoever, including, without limitation, the fact that the indebtedness evidenced by the Note, or any part thereof exceeds the amount permitted by law, the act of creating the indebtedness evidenced by the Note or any Guaranteed Obligations or any part thereof is ultra vires, the representatives executing the Note or the other Loan Documents or otherwise creating the indebtedness evidenced by the Note or any Guaranteed Obligations acted in excess of their authority, the indebtedness evidenced by the Note violates applicable usury laws, Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the indebtedness evidenced by the Note or any Guaranteed Obligations wholly or partially uncollectible from Borrower, the creation, performance or repayment of the indebtedness evidenced by the Note or any Guaranteed Obligations is illegal, uncollectible, legally impossible or unenforceable, or any of the other Loan Documents pertaining to the indebtedness evidenced by the Note or any Guaranteed Obligations are irregular or not genuine or authentic;

(d) the taking or accepting of any other security, collateral or guaranty, or other assurance of the payment, for all or any of the indebtedness evidenced by the Note or any Guaranteed Obligations;

(e) any release, surrender or exchange of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the indebtedness evidenced by the Note or the Guaranteed Obligations;

(f) the failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(g) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the indebtedness evidenced by the Note or Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the indebtedness evidenced by the Note or the Guaranteed Obligations;

(h) any payment by Borrower to Lender is held to constitute a preference under the Bankruptcy Code, or for any reason Lender is required to refund such payment or pay such amounts to such Borrower, or any other Person; or

(i) any other action taken or omitted to be taken with respect to the Mortgage, the Loan Documents, the indebtedness evidenced by the Note or the Guaranteed Obligations, the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations.

It is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay and perform the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of all Guaranteed Obligations.

5. Payment by Guarantor. If the Guaranteed Obligations, or any part thereof, are not punctually paid or performed, as the case may be, Guarantor shall, immediately on demand and without protest or notice of protest, pay the amount due thereon to Lender, at its address set forth above or as otherwise designated by Lender. Such demand(s) may be made at any time coincident with or after the time for payment or performance of all or part of the Guaranteed Obligations. Such demand shall be deemed made if given in accordance with Section 17 hereof. It shall not be necessary for Lender, in order to enforce such payment or performance by Guarantor, first to institute suit or exhaust its remedies against Borrower, or others liable to pay or perform such Guaranteed Obligations, or to enforce its rights against any security which shall ever have been given to secure the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the indebtedness evidenced by the Note or Guaranteed Obligations. No set-off, counterclaim, reduction, or diminution of any obligations, or any defense of any kind or nature which Guarantor has or may hereafter have against Borrower or Lender shall be available hereunder to Guarantor.

6. Indebtedness or Other Obligations of Guarantor. If Guarantor is or becomes liable for any indebtedness owed by Borrower to Lender by endorsement or otherwise than under this Guaranty, such liability shall not be in any manner impaired or affected by this Guaranty, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument or at law or in equity shall not preclude the concurrent or subsequent exercise of any other instrument or remedy at law or in equity and shall not preclude the concurrent or subsequent exercise of any other right or remedy. Further, without in any way diminishing or limiting the generality of the foregoing, it is specifically understood and agreed that this Guaranty is given by Guarantor as an additional guaranty to any and all guarantees hereafter executed and delivered to Lender by Guarantor in favor of Lender relating to the indebtedness and obligations of Borrower to Lender, and nothing herein shall ever be deemed to replace or be in lieu of any other of such previous or subsequent guarantees.

7. Application of Payments. If, at any time, there is any indebtedness or obligations (or any portion thereof) of Borrower to Lender which is not guaranteed by Guarantor, Lender, without in any manner impairing its rights hereunder, may, at its option, apply all amounts realized by Lender from collateral or security held by Lender first to the payment of such unguaranteed indebtedness or obligations, with the remaining amounts, if any, to then be applied to the payment of the indebtedness or obligations guaranteed by Guarantor.

8. Suits, Releases of Settlements with Others. Guarantor agrees that Lender, in its sole discretion, may bring suit against any other guarantor without impairing the rights of Lender or its successors and assigns against Guarantor or any other guarantor of the Guaranteed Obligations; and Lender may settle or compromise with such other guarantor for such sum or sums as Lender may see fit and release such other guarantor from all further liability to Lender, all without impairing its rights against Guarantor.

9. Warranties Representations, Covenants and Agreements.

(a) Guarantor warrants and represents, as follows:

(i) Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty, the making of the Loan and the entering into and execution of the Loan Agreement and the Loan Documents in connection therewith;

(ii) Guarantor is familiar with, and has independently reviewed the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment and performance of the indebtedness evidenced by the Note and the Guaranteed Obligations, and Guarantor assumes full responsibility for keeping fully informed as to such matters in the future; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty; and

(iii) All financial statements concerning Guarantor which have been or will hereafter be furnished by Guarantor or Borrower to Lender pursuant to the Loan Documents, have been or will be (A) prepared in accordance with GAAP consistently applied (except as disclosed therein, to the extent Lender approves such disclosure and in the case of clauses (A) and (B) with respect to any unaudited quarterly financial statements, subject to the absence of footnotes and normal year-end adjustments) and, (B) in all material respects, present fairly the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

(iv) No ERISA Affiliate of Guarantor maintains or contributes to, or has any obligation under, any Employee Benefit Plans. Guarantor is not an “employee benefit plan” (within the meaning of section 3(3) of ERISA) to which ERISA applies and Guarantor’s assets do not constitute plan assets. No actions, suits or claims under any laws and regulations promulgated pursuant to ERISA are pending or, to Guarantor’s knowledge, threatened against Guarantor. Guarantor has no knowledge of any material liability incurred by Guarantor which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan, or of any lien which has been imposed on Guarantor’s assets pursuant to section 412 of the Code or sections 302 or 4068 of ERISA. The Loan, the execution, delivery and performance of the Loan Documents and the transactions contemplated by this Guaranty are not a non-exempt prohibited transaction under ERISA. Guarantor is an “operating company” as defined in ERISA.

(v) As of the date hereof, and after giving effect to this Guaranty and the contingent obligations evidenced hereby, Guarantor is and expects to be solvent at all times, and has and expects to have assets at all times which, fairly valued, exceed his or its obligations, liabilities and debts, and has and expects to have property and assets at all times sufficient to satisfy and repay his or its obligations and liabilities.

(vi) As of the date hereof, (A) there is no litigation, governmental investigation or arbitration pending or, to Guarantor’s knowledge, threatened against Guarantor which seeks to enjoin the consummation of the matters contemplated hereby or, except as set forth on Schedule 4.7 of the Loan Agreement, if adversely determined, could reasonably be expected to have a Material Adverse Effect on Carveout Guarantor; (B) there are no judgments outstanding against Guarantor that could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect; (C) no petition in bankruptcy, whether voluntary or involuntary, or assignment for the benefit of creditors, or any other action involving debtors’ and creditors’ rights has ever been filed under the laws of the United States of America or any state thereof, or threatened, by or against Guarantor.

(b) [Intentionally Omitted].

10. Subordination. If, for any reason Borrower is now or hereafter becomes indebted to Guarantor (such indebtedness and all interest thereon being referred to as the “Affiliated Debt”), such Affiliated Debt shall, at all times, be subordinate in all respects to the full payment and performance of the obligations evidenced by the Note, and Guarantor shall not be entitled to enforce or receive payment thereof until all of the obligations evidenced by the Note have been fully paid. Guarantor agrees that any liens, mortgages, deeds of trust, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Affiliated Debt shall be and remain subordinate and inferior to any liens, security interests, judgment liens, charge or other encumbrances upon Borrower’s assets securing the payment of the obligations evidenced by the Note and Guaranteed Obligations, and without the prior written consent of Lender, Guarantor shall not exercise or enforce any creditor’s rights of any nature against Borrower to collect the Affiliated Debt (other than demand payment therefor). In the event of the receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving Borrower as a debtor, Lender shall have the right and authority, either in its own name or as attorney-in-fact for Guarantor, to file such proof of debt claim, petition or other documents and to take such other steps as are necessary to prove its rights hereunder.

11. Waiver of Subrogation. Notwithstanding any other provision of this Guaranty to the contrary, until the Loan is indefeasibly paid in full, Guarantor hereby waives any claim or other rights which Guarantor may now have or hereafter acquire against Borrower or any other guarantor of all or any of the obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty (all such claims and rights are referred to as “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any security or collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute (including the Bankruptcy Code or any successor or similar statute) or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (i) such amount is paid to Guarantor at any time when the Guaranteed Obligations shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to Guarantor, any payment made by Borrower to Lender is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (such payment, a “Preferential Payment”), then such amount paid to Guarantor shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in such order as Lender, in its sole and absolute discretion, shall determine. The foregoing waivers shall be effective until the Guaranteed Obligations have been paid and performed in full.

12. Impairment of Subrogation Rights; Waivers of Rights Under the Anti-Deficiency Rules.

(a) Guarantor agrees that upon an Event of Default under the Loan Documents, Lender may elect to foreclose either nonjudicially or judicially against any real or personal property security (including, without limitation, the Mortgaged Property) it holds for the obligations evidenced by the Note or any Guaranteed Obligations, or any part thereof, or accept an assignment of any such security in lieu of foreclosure, or compromise or adjust any part of such obligations, or make any other accommodation with Borrower or Guarantor, or exercise any other remedy against Borrower or any collateral or security. No such action by Lender will release or limit the liability of Guarantor to Lender, who shall remain liable under this Guaranty after the action, even if the effect of that action is to deprive Guarantor of the right to collect reimbursement from Borrower or any other person for any sums paid to Lender or Guarantor’s rights of subrogation, contribution, or indemnity against Borrower or any other person. Without limiting the foregoing, it is understood and agreed that on any foreclosure or assignment in lieu of foreclosure of any collateral or security held by Lender, such security will no longer exist and that any right that Guarantor might otherwise have, on full payment of the Guaranteed Obligations by Guarantor to Lender, to participate in any such security or to be subrogated to any rights of Lender with respect to any such security will be nonexistent; nor shall Guarantor be deemed to have any right, title, interest or claim under any circumstances in or to any real or personal property held by Lender or any third party following any foreclosure or assignment in lieu of foreclosure of any such security.

(b) Guarantor understands and acknowledges that if Lender forecloses judicially or nonjudicially against any real property security for Borrower’s obligations, such foreclosure could impair or destroy any right or ability that Guarantor may have to seek reimbursement, contribution, or indemnification for any amounts paid by Guarantor under this Guaranty.

(c) [Intentionally Omitted].

(d) Guarantor intentionally, freely, irrevocably and unconditionally waives and relinquishes all rights which may be available to it under any provision of applicable law to limit the amount of any deficiency judgment or other judgment which may be obtained against Guarantor under this Guaranty to not more than the amount by which the unpaid Guaranteed Obligations plus all other indebtedness due from Borrower under the Loan Documents exceeds the fair market value or fair value of any real or personal property securing said obligations and any other indebtedness due from Borrower under the Loan Documents, including, without limitation, all rights to an appraisement of, judicial or other hearing on, or other determination of the value of said property. Guarantor acknowledges and agrees that, as a result of the foregoing waiver, Lender may be entitled to recover from Guarantor an amount which, when combined with the value of any real or personal property foreclosed upon by Lender (or the proceeds of the sale of which have been received by Lender) and any sums collected by Lender from Borrower or other Persons, might exceed the amount of the Guaranteed Obligations plus all other indebtedness due from Borrower under the Loan Documents.

(e) Guarantor understands and agrees that Lender may have the ability to pursue Guarantor for a judgment on the Guaranteed Obligations without having first foreclosed on the real property security for such Guaranteed Obligations, that Lender may have the ability to sue Guarantor for a deficiency judgment on the Guaranteed Obligations after a non-judicial foreclosure sale or, regardless of any election of remedies by Lender, if the Guaranteed Obligations or any of the other indebtedness of Borrower to Lender under the Loan Documents is considered to have been provided by a vendor to a buyer and to evidence part of the purchase price for the real property security, and that Lender may be able to recover from Borrower an amount which, when combined with the fair market value of the property acquired by Lender in a foreclosure sale or the proceeds of the foreclosure sale received by Lender, might exceed the amount of the Guaranteed Obligations due and owing by Guarantor and the amounts payable under the Loan Documents.

(f) [Intentionally Omitted].

Notwithstanding the foregoing or any provisions of Section 3(c) hereof, nothing contained in this Guaranty shall in any way be deemed to imply that any other state’s law other than the law of the State of New York shall govern this Guaranty or any of the Loan Documents in any respect, except as expressly set forth therein, including with respect to the exercise of Lender’s remedies under the Loan Documents.

Notwithstanding any other provision herein to the contrary, upon the indefeasible payment in full of the Note, Guarantor shall have all rights of subrogation available at law or in equity.

13. Successors and Assigns. This Guaranty is for the benefit of Lender, its successors and assigns, and in the event of an assignment by Lender, its successors and assigns, of the obligations evidenced by the Note, or any part or parts thereof, the rights and benefits hereunder, to the extent applicable to the obligations so assigned, may be transferred with such obligations. This Guaranty is binding upon the Guarantor and its successors and assigns.

14. No Release if Preference, Refund, Etc. In the event any payment by Borrower to Lender is determined to be a preferential payment under any applicable bankruptcy or insolvency laws, or if for any reason Lender is required to refund part or all of any payment or pay the amount thereof to any other party, such repayment by Lender to Borrower shall not constitute a release of Guarantor from any liability hereunder, and Guarantor agrees to pay such amount to Lender upon demand to the extent such amount constitutes a Guaranteed Obligation.

15. Right of Set-Off. In addition to any other rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon Guarantor’s failure to pay the Guaranteed Obligations, after demand by Lender, Lender is hereby authorized at any time and from time to time, without notice to Guarantor or to any other person, to set off and to appropriate and to apply any and all deposits (general or special) and any other indebtedness at any time held or owing by Lender to or for the credit or the account of Guarantor against or on account of the obligations evidenced by the Note.

16. GOVERNING LAW. PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, GUARANTOR AGREES THAT THIS GUARANTY AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

17. Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied (with request for confirmation) or sent by overnight courier service or United States registered mail return receipt requested, postage prepaid. Any notice so given shall be deemed effective upon delivery or on refusal or failure of delivery during normal business hours. Notices shall be addressed to the parties at the following addresses or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 17.

If to Guarantor:	Equinix, Inc. 301 Velocity Way, 5th Floor Foster City, California 94404

Attn: Director of Real Estate and General Counsel Telephone: (650) 513-7000 Facsimile: (650) 513-7909

With a copy to:	Orrick, Herrington & Sutcliffe LLP 405 Howard Street San Francisco, California 94105 Attn: William G. Murray, Jr., Esq. Telephone: (415) 773-5807 Facsimile: (415) 773-5759

If to Lender:	SFT I, Inc. 1114 Avenue of the Americas, 27th Floor New York, New York 10036 Attn: Chief Operating Officer Telephone: (212) 930-9400 Facsimile: (212) 930-9494

With a copy to:	iStar Financial Inc. 1114 Avenue of the Americas, 27th Floor New York, New York 10036 Attn: Nina B. Matis, Esq./General Counsel Telephone: (212) 930-9406 Facsimile: (212) 930-9492

With a copy to:	iStar Asset Services Inc. 180 Glastonbury Boulevard, Suite 201 Glastonbury, Connecticut 06033 Attn: President Telephone: (860) 815-5900 Facsimile: (860) 815-5901

With a copy to:	Katten Muchin Rosenman LLP 1025 Thomas Jefferson St., NW East Lobby, Suite 700 Washington, DC 20007 Attn: John D. Muir, Jr., Esq. Telephone: (202) 625-3839 Facsimile: (202) 339-6054

Refusal to accept delivery of any notice shall be deemed to constitute receipt of such notice.

18. Consent of Jurisdiction/Service of Process. IN ACCORDANCE WITH SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR ACCEPTS FOR ITSELF, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY, THE NOTE, SUCH OTHER LOAN DOCUMENTS OR SUCH OBLIGATION. GUARANTOR ACKNOWLEDGES AND AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT OR PROCEEDING WILL BE DEEMED EFFECTIVE ON GUARANTOR IF PERSONALLY SERVED OR SERVED IN ACCORDANCE WITH SECTION 17 ABOVE OR AT SUCH OTHER ADDRESS AS SUCH GUARANTOR MAY HAVE FURNISHED AS TO ITSELF TO THE SERVING PARTY BY LIKE NOTICE, OR TO THE LAST KNOWN ADDRESS OF SUCH GUARANTOR PROVIDED THEREUNDER.

19. WAIVER OF JURY TRIAL. GUARANTOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE LOAN. GUARANTOR AND LENDER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF GUARANTOR OR LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. GUARANTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GUARANTOR AND LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

20. Expenses. Guarantor agrees to fully and punctually pay all costs and expenses, including, without limitation, reasonable attorneys’ fees, court costs and costs of appeal, which Lender may incur in enforcing and collecting the Guaranteed Obligations.

21. Conflict of Law. If, for whatever reason, a court of competent jurisdiction determines that this Guaranty shall be governed by California law, the provisions set forth on Exhibit A hereto shall be deemed incorporated herein by reference as additional provisions hereto, except to the extent that the provisions set forth on Exhibit A are inconsistent with the terms of this Guaranty, in which case, the terms set forth in Exhibit A shall govern.

22. Recitals. The Recitals set forth above are incorporated herein and made a part hereof.

[Remainder of Page Intentionally Left Blank. Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the day and year first above written.

GUARANTOR:

EQUINIX, INC., a Delaware corporation

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	CFO